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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS



     We hereby consent to the use of our name in the "Experts" section of the Prospectus that forms a part of Amendment No. 1 to Registration Statement No. 333-104896 on Form S-3 (the "Registration Statement") of Tom Brown, Inc. (the "Company"). We hereby further consent to the incorporation by reference of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2002 into the Registration Statement, which makes reference to us in "Item 2. Properties."



                               /s/ Ryder Scott Company, L.P.



June 18, 2003